GENERATIONNEXT
FRANCHISE BRANDS



PREMIUM 19° FROZEN YOGURT

REIS & IRVY'S
the future of frozen yogurt

GenerationNext
VENDING ROBOTS

fresh!
Healthy Vending

GENERATION**NEXT**
FRANCHISE BRANDS

THE HISTORY OF GENERATION NEXT FRANCHISE BRANDS

GENERATION NEXT IS BUILDING THE FUTURE OF ROBOTIC RETAIL THROUGH ITS PATENTS, TECHNOLOGY DEVELOPMENT AND PROVEN FRANCHISE MODEL REVENUES.

- LOCATED IN SAN DIEGO, CALIFORNIA.
- 44 CORPORATE EMPLOYEES.
- GENERATION NEXT (OTCBB: VEND) WAS FOUNDED AS NORTH AMERICA'S LEADING HEALTHY VENDING FRANCHISOR: FORMERLY FRESH HEALTHY VENDING INTERNATIONAL (FHV).
- AFTER BUILDING A FRANCHISE BASE OF 3,500 FHV UNITS, THE COMPANY ACQUIRED ROBOTICS PATENTS WITH APPLICATIONS TO AUTOMATE FOOD AND BEVERAGE / FROZEN CONFECTIONARY WHICH IS VERY DISRUPTIVE TO BRICK-AND-MORTAR RETAILERS.
- FOCUS SHIFTED TO DEVELOPING NEW ROBOTIC VENDING TECHNOLOGY THAT COULD DISRUPT AND REDEFINE THE FROZEN YOGURT INDUSTRY THROUGH ON-DEMAND, POINT OF PURCHASE ROBOTIC DELIVERY.
- IN APRIL OF 2016 GENERATION NEXT LAUNCHED THE REIS & IRVY'S FRANCHISE BRAND, SHOWCASING THE WORLDS FIRST ROBOTIC FROZEN YOGURT VENDING MACHINE AND EXPANDING THE CORPORATE BRAND PORTFOLIO.
- IN EARLY 2017 GENERATION NEXT ANNOUNCED THE CREATION OF GENERATION NEXT VENDING ROBOTS FOCUSED ON THE ADVANCEMENT OF ROBOTIC VENDING TECHNOLOGY.
- REIS & IRVY'S FROZEN YOGURT VENDING ROBOT IS THE FIRST COMMERCIAL APPLICATION OF VENDS TECHNOLOGY. THE FRANCHISE CONCEPT HAS RAPIDLY GAINED ACCEPTANCE WITH APPROXIMATELY $37M IN ROBOT PREORDERS IN 21 MONTHS.

"Neither Redbox or Netflix are even on the radar screen in terms of competition".

- Jim Keys, President / CEO, Blockbuster


BLOCKBUSTER
STORE CLOSING

GROWTH THROUGH PORTFOLIO EXPANSION

GENERATION NEXT CONTINUES TO GROW ITS FOOTPRINT BOTH NATIONALLY AND GLOBALLY THROUGH ITS PORTFOLIO OF BRANDS AND CONCEPTS.

OUR CURRENT FRANCHISE PORTFOLIO INCLUDES:

- FRESH HEALTHY VENDING, THE MARKET'S LEADING HEALTHY-CHOICE VENDING MACHINE FRANCHISE, HAVING SOLD OVER 300 FRANCHISES & 3500 INSTALLED MACHINES.
- REIS AND IRVY'S, THE WORLD'S 1ST ROBOTIC FROZEN YOGURT VENDING KIOSK, HAVING OVER 940 + PREORDERED UNITS FROM 200 + FRANCHISEES REPRESENTING APPROXIMATELY $37M IN PREORDERS.
- 19 DEGREES, A CORPORATE-FOCUSED FROZEN YOGURT KIOSK BRAND.
- GENERATION NEXT VENDING ROBOTS, A DIRECT TO OWNER OPERATOR LOCATION- BASED SALES PLATFORM.

GENERATIONNEXT
FRANCHISE BRANDS

EXCLUSIVE PATENT OWNERSHIP

WITH OWNERSHIP OF EXCLUSIVE PATENTS WE WILL PROVIDE GROUND-BREAKING, NEVER SEEN BEFORE ROBOTIC VENDING SOLUTIONS THAT WILL SHOWCASE AN ASSORTMENT OF TECHNOLOGIES SPECIFICALLY AIMED TO DISRUPT THE FUTURE OF FOOD AND BEVERAGE AUTOMATION.

- US PATENT NO. 7,896,038 COVERS A FROZEN CONFECTIONARY VENDING MACHINE AND A METHOD FOR VENDING FROZEN CONFECTIONARY PRODUCTS.
- US PATENT NO. 8,989,893 COVERS A VENDING MACHINE FOR ASSEMBLING AND DELIVERING FOOD AND DRINK PRODUCTS.
- DESIGN PATENTS US D643,861 AND US D647,926 COVER A KIOSK AND VENDING MACHINE FOR ASSEMBLY OF FROZEN CONFECTIONARY PRODUCTS.
- IN ADDITION, THE SECURED PATENTS ALSO INCLUDE PENDING U.S. AND INTERNATIONAL UTILITY AND DESIGN APPLICATIONS THAT RELATE TO CONFECTIONARY, ENTERTAINMENT AND FOODSTUFF DISPENSING STATIONS.

GENERATIONNEXT
FRANCHISE BRANDS

REIS & IRVY'S

GenerationNext VENDING ROBOTS

fresh! Healthy Vending

OUR VISION FOR THE FUTURE

- THROUGH OUR PATENT OWNERSHIP, GENERATION NEXT FRANCHISE BRANDS WILL DELIVER QUALITY PRODUCTS WITH AN ENHANCED CUSTOMER EXPERIENCE AND LOCATION OPPORTUNITY.
- CORPORATE FOCUS ON THE RESEARCH, DEVELOPMENT AND MANUFACTURING OF ROBOTIC FOOD / BEVERAGE KIOSK AND DISTRIBUTION TECHNOLOGIES.
- THROUGH IN-HOUSE DESIGN AND DEVELOPMENT THE OBJECTIVE IS TO BECOME THE LEADER IN ROBOTIC AUTOMATED RETAIL / VENDING TECHNOLOGIES.
- FOCUSED ON THE DEVELOPMENT AND INNOVATION OF ROBOTIC TECHNOLOGIES THAT WILL DISRUPT TRADITIONAL POINT OF SALE FOOD AND BEVERAGE DISTRIBUTION.


FROZEN YOGURT
FROZEN YOGURT

GENERATIONNEXT
FRANCHISE BRANDS

OUR FLAGSHIP BRAND: REIS & IRVY'S



The Evolution of Froyo
REIS & IRVY's
the future of frozen yogurt
2016
The Perfect Attraction
Quality Frozen Creations
Robotic Innovation
News-worthy Concept
The Future of Frozen Yogurt Begins
An Amazing Franchise
A Destination Within a Destination
State-of-the-Art Technology
2018

GENERATIONNEXT

FRANCHISE BRANDS

OUR FLAGSHIP BRAND: REIS & IRVY'S


The Worlds First Robotic Frozen Yogurt Franchise!
Franchising

- OVER 940 PREORDERS FROM OVER 200 FRANCHISEES FOR OUR NEWEST PATENTED VENDING ROBOT, REIS & IRVY'S FROZEN YOGURT.
- REIS & IRVY'S FROZEN YOGURT ROBOT IS THE FIRST COMMERCIAL APPLICATION OF VENDS TECHNOLOGY, THE RECENTLY-LAUNCHED FRANCHISE CONCEPT HAS RAPIDLY GAINED ACCEPTANCE WITH APPROXIMATELY $37M IN ROBOT PREORDERS IN 21 MONTHS.
- THE COMPANY ANTICIPATES BETA PHASE UNITS IN MARCH / APRIL, FOLLOWED BY FULL-SCALE PRODUCTION IN 2018 ALLOWING A ROLLOUT OF UP TO 250 UNITS PER MONTH.
- BASED ON THE FINANCIAL PERFORMANCE OF FIELD TESTS, GENERATION NEXT INTENDS TO NOT ONLY FRANCHISE, BUT TO OWN AND OPERATE ITS OWN CORPORATE UNITS.
- THE COMPANY WILL PROVIDE DIRECT SALES TO INDEPENDENT LOCATIONS, AS WELL AS REGIONAL AND NATIONAL CHAINS.
- FURTHERMORE THE COMPANY HAS JUST LAUNCHED ITS INTERNATIONAL MASTER LICENSE PROGRAM, ALLOWING THIS BRAND TO ACHIEVE A GLOBAL FOOTPRINT AND WHICH INCLUDES RECENTLY SECURED CONTRACTS IN CANADA, ISRAEL AND OMAN REPRESENTING TOTAL FUTURE SALES OF APPROXIMATELY $22.6M.

GENERATIONNEXT
FRANCHISE BRANDS

19 · REIS & IRVY'S · GenerationNext VENDING ROBOTS · fresh! Healthy Vending

OUR FLAGSHIP BRAND: THE FROYO ROBOT

- SMALL FOOTPRINT AT 15 SQ. FEET
- DIMENSIONS 60" X 36" X 79"
- FULLY AUTOMATED INCLUDING CUPS/SPOONS
- HYGIENIC AND QUICK (60 SEC. DELIVERY)
- PORTION CONTROLLED, EASY TO CLEAN AND REFILL
- UPKEEP = 3 VISITS / WK. 30-90 MINS./EACH
- CUSTOMER MAY CHOOSE FROM 7 DIFFERENT FLAVORS, 6 OPTIONAL TOPPINGS AND AN OPTION FOR A TWIST OF FLAVORS.
- TWO CUSTOM GRAPHICS PACKAGES AVAILABLE.
- USES JUST 2% OF THE SPACE, 5% OF THE ENERGY, 7% OF THE LABOR AND 10% OF THE INVESTMENT COMPARED TO A NON-AUTOMATED FROZEN YOGURT OPERATION
- SEE HOW IT WORKS HERE:
  HTTPS://VIMEO.COM/228136639
  HTTPS://VIMEO.COM/160788415



GENERATIONNEXT
FRANCHISE BRANDS

FIELD TESTS FOR CALENDAR 2016 YIELD AVERAGE GROSS SALES OF $91,626 / UNIT

A WIN FOR FRANCHISEES AND LOCATIONS

- TRACK RECORD OF FRANCHISE SALES & SECURING HIGH-TRAFFIC LOCATIONS.
- AVERAGE ANNUAL REVENUES OF $91K + PER UNIT (BASED ON FDD ITEM 19 CORPORATE AVERAGES).
- AVERAGE FRANCHISEE COST OF APPROXIMATELY $45K PER UNIT.
- ANTICIPATED 40%+ FRANCHISOR GROSS MARGIN UPON LAUNCH OF FULL PRODUCTION.
- 12% FRANCHISOR ROYALTY ON GROSS SALES.

Machine Location	Sales 2016
Location One	$138,384
Location Two	$ 72,079
Location Three	$ 64,416
Total	$274,879
Annual Average	$ 91,626

Operating history of Reis & Irvy's corporate-owned machines with one year full operating history in calendar 2016.

GENERATION**NEXT**

FRANCHISE BRANDS

TARGETING PREMIERE LOCATIONS

AS PART OF OUR OBJECTIVE, SECURING TOP-TIER LOCATIONS FOR OUR ROBOTS IS A PRIORITY. WE HAVE A DEDICATED CORPORATE LOCATIONS PROCUREMENT TEAM THAT WORKS DILIGENTLY TO SECURE LOCATIONS ACROSS THE COUNTRY THAT WILL PROVIDE THE BEST ENVIRONMENT FOR OUR BRAND AND MAXIMIZE VISIBILITY AND SALES.

THROUGH EXTENSIVE RESEARCH, ANALYSIS AND NEGOTIATIONS OUR PROCUREMENT TEAM REVIEWS LOCATION OPPORTUNITIES WITHIN DESTINATIONS THAT INCLUDE:

- **Grocery Stores**
- **Convenience Stores**
- **Movie Theaters**
- **Shopping Malls**
- **Restaurants & Café's**
- **Franchise Businesses**
- **Colleges & Universities**
- **Military Bases**
- **Tourist Attractions**
- **Entertainment Venues**
- **Children's Attractions**
- **Gas Stations**
- **Airports**
- **Casinos**
- **Sports Arenas**
- **Hospitals**
- **Resorts**



GENERATIONNEXT
FRANCHISE BRANDS

REIS & IRVY'S

GenerationNext VENDING ROBOTS

fresh! Healthy Vending

GLOBAL STRATEGIC PARTNERSHIPS

flex LIVE SMARTER

STOELTING
A VOLLRATH® COMPANY



DANNON
YOCREAM®

pitney bowes

FLEX: MANUFACTURING THE VISION OF GENERATION NEXT


flex
LIVE SMARTER


flex

FLEX IS THE SKETCH-TO-SCALE SOLUTIONS PROVIDER THAT DESIGNS AND BUILDS INTELLIGENT PRODUCTS FOR A CONNECTED WORLD. APPROXIMATELY 200,000 PROFESSIONALS ACROSS 30 COUNTRIES AND ANNUAL REVENUES OF APPROXIMATELY $24 BILLION, FLEX PROVIDES INNOVATIVE DESIGN, ENGINEERING, MANUFACTURING, REAL-TIME SUPPLY CHAIN INSIGHT AND LOGISTIC SERVICES IN COMPANIES OF ALL SIZES IN VARIOUS INDUSTRIES AND END-MARKETS.

FLEX GLOBAL CLIENTS INCLUDE THE LIKES OF REDBOX, AMAZON KODAK, MICROSOFT, GOOGLE, NIKE AND BOSE TO NAME A FEW.

"Kiosks, robotics and smart, connected products are all key focus areas for Flex. By utilizing our Sketch-To-Scale® capabilities, we are helping Generation NEXT Franchise Brands integrate all of these technologies into one product, and bring the world's first robotic frozen yogurt vending kiosk to the marketplace."

– LeJon Alden-Brown, Sr. Director of Business Development of Industrial & Emerging Industries

STOELTING FOODSERVICE: THE POWER BEHIND SOFT SERVE

STOELTING
A VOLLRATH® COMPANY



WITHIN EVERY FROYO ROBOT LIES A FOUNDATION OF TECHNOLOGY AND STATE-OF-THE-ART EQUIPMENT THAT ENSURES TOP-TIER PERFORMANCE AND SERVES UP A QUALITY, DELICIOUS PRODUCT. THE KEY TO OUR GREAT TASTING FROZEN DESSERTS LIES IN THE TECHNOLOGY AND ADVANCEMENTS WE HAVE PUT IN PLACE TO ENSURE THE VERY BEST IN SOFT SERVE PRODUCT AND DISTRIBUTION. SINCE 1905 STOELTING HAS BEEN A PIONEER IN THE DEVELOPMENT OF ADVANCED SOFT SERVE EQUIPMENT AND TECHNOLOGY. IN FACT, IT WAS THE STOELTING TEAM THAT CREATED THE FIRST-EVER SOFT SERVE MACHINE FOR A SMALL COMPANY CALLED THE HOMEMADE ICE CREAM COMPANY. A COMPANY THAT LATER WHEN ON TO BECOME DAIRY QUEEN.

"This partnership enhances the already developed technology of the Reis & Irvy's Froyo Robot so that full-scale production with Flex Ltd can begin early 2018. We recognize that dependable and reliable soft serve equipment is an essential element to any successful vending kiosk project and we are excited to be a part of the evolution of this particular concept." - Rich Koehl, Executive Vice President, General Manager for Stoelting Foodservice."

DANNON YOCREAM: THE GLOBAL LEADER IN FROZEN YOGURT PRODUCTION

DANNON
YOCREAM®



FOR OVER 30 YEARS DANNON YOCREAM HAS FOCUSED ON CONSTANTLY UPDATING THEIR OFFERINGS WITH INNOVATIVE AND TREND FLAVORS CRAFTED TO SPARK MEMORABLE GUEST EXPERIENCES. WITHIN EVERY FROYO ROBOT LIES CAREFULLY CRAFTED PREMIUM YOGURT WITH LIVE AND ACTIVE CULTURES, ALLOWING FOR A HIGHER QUALITY PRODUCT. THE KEY TO OUR GREAT TASTING FROZEN DESSERTS LIES IN DANNON YOCREAM/S TOP-TIER CONSUMABLES USED TO ENSURE THE MOST DELICIOUS CREATIONS ARE BEING DISTRIBUTED TO CUSTOMERS. THIS IS WHY WE HAVE PARTNERED WITH DANNON YOCREAM, A GLOBAL LEADER IN FLAVOR PROFILING, OFFERING A BROAD AND PREMIUM LINE OF SOFT SERVE AND FROZEN CUSTARD.

"Our goal in frozen yogurt is to create a better-for-you indulgence alternative, as part of our mission to bring health through food to as many people as possible, With this collaboration, we are excited to spur continued growth and development of the frozen yogurt market by making froyo even more available and engaging." - Nicolas De Valencia, Senior National Sales Director, Dannon & YoCream Frozen Yogurt

PITNEY BOWES: OUR GLOBAL SERVICE SOLUTIONS PROVIDER

pitney bowes


Installation Milestones
1.
GenerationNext
2.
Pitney Bowes
3.
Delivery
4.
Parts Installation
5.
Equipment Setup
6.
Connectivity Validation
7.
Quality Control
8.
Equipment Check
9.
Clean Up
10.
On-Site Training & Setup
11.
Post-install Support

WITH OVER 96 YEARS OF INDUSTRY-LEADING QUALITY SERVICE ACROSS MULTIPLE CUSTOMER-FACING INDUSTRIES, PITNEY BOWES IS A GLOBAL LEADER IN INTEGRATED SERVICE AND SOLUTIONS. WITH A HISTORY OF PROVIDING EXCEPTIONAL CUSTOMER SERVICE AND SUPPORT, PITNEY BOWES PROVIDES SCALABLE BUSINESS SOLUTIONS FOR CUSTOMERS AROUND THE WORLD, RANGING FROM MAILING AND DELIVERY SERVICES TO FULL-SCALE CUSTOMER / TECHNICAL SUPPORT AND ONGOING MAINTENANCE AND TRANSPORTATION LOGISTICS.

INVESTMENT CONSIDERATIONS – WHY?

Strong Supply Chain

- Flex: Manufacturing and innovation Partner – www.flex.com
- Stoelting Foodservice: Froyo Beverage Machine Supplier – www.stoeltingfoodservice.com
- Dannon YoCream: Froyo and frozen fruit supplier – www.yocream.com
- Hartfiel Automation: robotics technology partner - www.hartfiel.com

Fast Start and Experienced Team

- A team that has proven success in automated retail franchising.
- Over 4,400 units already sold (Fresh Healthy Vending and Reis & Irvy's).
- Strong pipeline with preorders of approximately $37 million.
- New exclusive franchise concept. Protected by patents.
- Infrastructure that supports multiple concepts.

Tight Capital Structure

- Approximately 45M shares outstanding.
- With a public float of approximately 12 million shares, we have a large and diverse shareholder base that is responsive to revenue growth and positive developments.
- High percentage of insider ownership, which indicates that management is aligned with shareholder interests.

GENERATIONNEXT
FRANCHISE BRANDS

MANAGEMENT

Founder and Chairman: Nicholas Yates

Mr. Yates was the pioneer of the worlds first healthy vending business and has been in the vending industry for over 20 years. Mr. Yates has served as the founder of Generation NEXT Franchise Brands since its formation in March 2016 and has held the position of Chairman since July 2013, focusing on developing company-owned businesses, international licensing, company financings and investor relations.



Chief Executive Officer and Chief Financial Officer: Arthur Budman

Mr. Budman has been our Chief Executive Officer and Chief Financial Officer since October 1, 2014. From May 2014 to September 2014, he oversaw FHV's and GNFB's financial and accounting departments in a consultant capacity. Mr. Budman has been a Managing Partner of Ameritege Technology Partners, a boutique private equity firm located in San Diego California, since February 2002. Mr. Budman was previously a principal at Rudy Biscuit, Inc., an overstock merchandise liquidation business, since March 2011. Previously, Mr. Budman was also a Senior Manager with Ernst & Young LLP.



Director, Franchise Development: Glenn (T.J.) Rogers, Jr.

Mr. Rogers has been our Director of Franchise Development since our inception in March 2016 and for FHV since October 2015. From January 2015 to October 2015, Mr. Rogers was FHV's Franchise Development Coordinator. From January 2014 to January 2015, Mr. Rogers was a consultant for FHV. Since January 2014, Mr. Rogers has served as President of Gemini Enterprises, Inc., in San Diego, California. From September 2013 to January 2014, Mr. Rogers was a Sales Representative for NuVasive, Inc., in San Diego, California. From May 2011 to September 2013, Mr. Rogers was FHV's Franchise Sales Manager.



MANAGEMENT

Chief Marketing Officer: Paul Schmidt

Mr. Schmidt has been our Chief Marketing Officer since our inception in March 2016 and has held the same position with FHV since February 2016. From February 2015 to February 2016, Mr. Schmidt was a Consultant and Brand Strategist for Evoke Branding in Irvine, California. From January 2013 to February 2015, Mr. Schmidt was Chief Operating Officer of Balboa Brands, Inc., in Irvine, California. From November 2009 to December 2012, Mr. Schmidt was Director of Account Services for Blue C Advertising in Costa Mesa, California.



Vice President, Business Development: Rod Everett

Mr. Everett has been our and GNFB's Vice President, Business Development, since October 2016. From June 2016 to October 2016, Mr. Everett was on sabbatical. From December 2014 to June 2016, he was Vice President for VirtualU in San Francisco, California. From March 2013 to December 2014, he was Vice President for Off Duty Officers in Vista, California. From April 2004 to February 2013, he was Owner and President of Rezults Fitness Center, in St. George, Utah.



Vice President, Operations: Nikolas Wright

Mr. Wright has been our Vice President, Operations, since October 2016. From our inception in March 2016 to October 2016, Mr. Wright was our Director of Operations. From June 2010 to March 2016, Mr. Wright held various positions with Sopra Management Services in Salt Lake City Utah, including President of Food & Beverage and President of Earth Fruits Yogurt (January 2012 to March 2016), Vice President and Director of Training (January 2011 to January 2012), and Director of Operations (June 2010 to January 2011).



GENERATIONNEXT
FRANCHISE BRANDS

MANAGEMENT

Andrew Beach, Director of International Licensing

Mr. Beach's experience includes international licensing for United Franchise Group (representing Signarama, Transworld Business Advisors, Experimac, Venture X, Jon Smith Subs, Paramount Tax & Accounting and Accurate Franchising). Originally from the greater New York City area, Mr. Beach graduated with Entrepreneurship and Business Management degrees from Florida. Through the course of his career, he has worked to establish American franchise brands in countries like Canada, Mexico, Guatemala, New Zealand, UAE, and Australia



General Counsel: Anthony Mauriello

Mr. Mauriello joined us as our General Counsel in June 2017. He is responsible for all legal, corporate governance, long-term incentive and equity compensation strategies, risk management, corporate audit services and government affairs of the company. Prior to joining Generation Next, Mr. Mauriello spent 14 years as a corporate transactional attorney at Skadden Arps Slate Meagher & Flom in New York City as well as at Latham & Watkins and Wilson Sonsini Goodrich & Rosati in San Diego, where his practice focused on public company representation, capital markets, venture capital financings, corporate strategy and startup company advising. Mr. Mauriello earned his Juris Doctorate from Duke University and his Bachelor of Science from The Pennsylvania State University, where he majored in psychology. He serves as an adjunct professor at the University of San Diego School of Law and as a member of the Board of Directors of Autism Tree Projection Foundation.



GENERATION**NEXT**
FRANCHISE BRANDS

ASSUMPTIONS

Assumptions		
Revenue:	Calendar 2018	Calendar 2019
Franchise unit installs	1,000	1,750
Franchise revenue/unit	$45,000	$45,000
Franchise royalties	12%	12%
Direct sales units	500	1,000
Direct sales revenue/unit	$50,000	$50,000
Direct sales monthly software fee	$225	$250
Corporate operations profit split	50%	50%
Corporate operations units placed in service	500	2,000
International Master License unit sales	250	1,000
International revenue/unit	$37,500	$37,500
International sales monthly software fee	$25	$25
Cost of sales:		
Franchise units	$27,500	$22,500
Delivery and installation per unit (franchise and direct sales)	$1,500	$1,500
Electrical (220v. Circuit) first 500 units	$1,200	$0
Estimated warranty/unit/year	$750	$500
Merchant fees on franchised units (assumes 75% of transactions are electronic)	3%	3%
Direct sales & International units	$27,000	$22,500
Training per unit	$750	$750
Corporate revenue per machine (annually)	$40,000	$40,000
Corporate cost of consumables	25%	25%
Corporate partner profit split	50%	50%
Location commission on gross sales	25%	25%

GENERATIONNEXT FRANCHISE BRANDS

PRO FORMA : REVENUE

	Calendar 2018	Calendar 2019
Revenue:		
Franchise unit sales	45,000,000	78,750,000
Franchise royalties	3,000,000	11,250,000
Direct unit sales	25,000,000	50,000,000
Direct sales software fees	337,500	2,850,000
Corporate operations sales	10,000,000	60,000,000
International unit sales	9,375,000	37,500,000
International sales software fees	18,750	450,000
Product rebates	125,000	937,500
Total revenue	92,856,250	241,737,500
Cost of sales:		
Franchise unit sales	27,500,000	39,375,000
Franchise & corporate-owned unit delivery & installation	2,250,000	5,625,000
Electrical	600,000	0
Warranty on franchise sales	1,500,000	2,975,000
Franchise royalties	375,000	2,812,500
Direct unit sales	13,875,000	23,250,000
Direct unit delivery & installation	750,000	1,500,000
Warranty of direct sales	187,500	550,000
Corporate operations direct costs (consumables & merchant fees)	2,800,000	16,800,000
Corporate operations - location commissions	2,500,000	15,000,000
Corporate operations partner commissions	2,350,000	14,100,000
International unit sales	6,750,000	22,500,000
Total cost of sales	61,437,500	144,487,500

GENERATIONNEXT FRANCHISE BRANDS

PRO FORMA: PROFIT / MARGIN / INCOME / EBITDA

	Calendar 2018	Calendar 2019
Gross profit	31,418,750	97,250,000
Gross margin	33.84%	40.23%
G&A expenses:		
Wages	9,895,103	22,226,194
Marketing & advertising	3,000,000	4,500,000
Rent	240,000	360,000
Professional fees	1,000,000	1,800,000
Insurance	300,000	450,000
Depreciation & Amortization	1,375,000	5,875,000
Research & development	1,000,000	2,400,000
Other	2,000,000	3,000,000
Provision for legal settlements (refunds)	1,000,000	3,000,000
Total G&A expenses	19,810,103	43,611,194
Income from operations	11,608,647	53,638,806
Interest expense	325,000	2,575,000
Income before income taxes	11,283,647	51,063,806
Income tax expense 10%/20%	1,128,365	10,212,761
Net income	10,155,282	40,851,045
Net income %	10.94%	17%
EBITDA	12,983,647	59,513,806
EBITDA %	14%	25%

DISCLAIMER & SAFE HARBOR

This document contains forward-looking statements with respect to the expected financial performance, strategy and business conditions of Generation NEXT Franchise Brands (VEND). The Company bases these forward-looking statements on its current expectations, estimates and projections about future events and the industry in which it operates using information currently available to it. Actual results could differ materially from those discussed in, or implied by, these forward-looking statements. Forward-looking statements are identified by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may," "estimates," variations of such words and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Factors that could cause actual results to differ from those implied by the forward-looking statements contained in this document, including, but not limited to those set forth below, are set forth in our fillings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10-K for the year ended June 30, 2017, our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K:

- changes in consumer behavior, including changes in spending behavior and changes in when, where and how food products are consumed;
- the popularity of the Company's product;
- changes in the Company's plans, initiatives and strategies, and consumer acceptance thereof;
- the ability of the Company's manufacturer to complete and deliver on a timely basis, the Company's products; and
- the failure to meet earnings expectations.

We caution that the foregoing list is not exhaustive of all possible factors, as other factors could adversely affect our results, performance or achievements. The reader is cautioned against undue reliance on these forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in such forward-looking statements will be realized. The inclusion of such forward-looking statements should not be regarded as a representation by the Company or any other person that the future events, plans or expectations contemplated by the Company will be achieved. We note that past performance in operations and share price are not necessarily predictive of future performance. We disclaim any intention and assume no obligation to update or revise any forward-looking statement even if new information becomes available, as a result of future events or for any other reason.